UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 25, 2017

Commission File No. 001-34269

SHARPS COMPLIANCE CORP.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500 Houston, Texas 77054
(Address Of Principal Executive Offices)

(Registrant's Telephone Number, Including Area Code)
(713) 432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Disclosure of Results of Operations of Financial Condition
Item 9.01	Financial Statements and Exhibits
SIGNATURES INDEX TO EXHIBITS Press Release

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2017, the Company announced its results of operations for the three and six months ended December 31, 2016.  A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 2.02 including Exhibit 99.1 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), and Section 11 of the Securities Act of 1933, as amended, otherwise subject to the liabilities of those sections nor incorporated by reference in any filing under the Exchange Act unless specifically referenced in such subsequent filing as being incorporated by reference. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of January 25, 2017 and may change thereafter.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Information
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits
	Exhibit	Description
	99.1	Press Release, dated January 25, 2017.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPS COMPLIANCE CORP.

Date: January 25, 2017	By:	/s/ DIANA P. DIAZ
Diana P. Diaz
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated January 25, 2017